Exhibit 99.1
Clearwater Analytics Announces Second Quarter 2024 Financial Results

Record Quarterly Revenue of $106.8 Million, Up 19% Year-Over-Year
Net Income of $0.3 Million; Adjusted EBITDA of $33.4 Million, Up 35% Year-Over-Year
Gross Revenue Retention Rate of 99%; Net Revenue Retention Rate of 110%
Annualized Recurring Revenue of $427.2 Million, Up 22% Year-Over-Year
Operating Cash Flows of $43.9 Million, Up 108% Year-Over-Year

BOISE, Idaho — July 31, 2024 — Clearwater Analytics Holdings, Inc. (NYSE: CWAN) (“Clearwater Analytics” or the “Company”), a leading worldwide provider of SaaS-based investment management, accounting, reporting, and analytics solutions, today announced its financial results for the quarter ended June 30, 2024.

“We had a very strong quarter where ARR grew 22% year on year, revenue grew 19% and adjusted EBITDA grew 35%. Gross revenue retention was 99% for a second successive quarter, which is a strong reflection of the value our platform provides to our customers. Unit economics continues to be strong and ahead of stated goals because of the power of the single instance, multi-tenant platform and the network effect it produces. We continue to be very excited about client and prospect receptivity to the new products we are developing, often in partnership with our clients. These co-development efforts improve client satisfaction, drive revenue growth and make our innovation more targeted. Finally, our free cash flows grew by 117% compared to the previous year,” said Sandeep Sahai, CEO at Clearwater Analytics. “Also in the second quarter, we completed the acquisition of an advanced analytics platform from Wilshire Advisors extending our capabilities in risk and performance. Looking further ahead, we continue to make meaningful investments in generative AI to drive responsiveness and completeness to customer requests, improve data quality and drive revenue growth. These financial results and continued client momentum make us enthusiastic about what lies ahead for Clearwater Analytics.”

Second Quarter 2024 Financial Results Summary

•Revenue: Total revenue for the second quarter of 2024 was $106.8 million, an increase of 18.8%, from $89.9 million in the second quarter of 2023.

•Gross Profit: Gross profit for the second quarter of 2024 increased to $76.9 million, which equates to a 72.0% GAAP gross margin, compared with gross profit of $62.9 million and GAAP gross margin of 70.0% in the second quarter of 2023. Non-GAAP gross profit for the second quarter of 2024 was $82.7 million, which equates to a 77.5% non-GAAP gross margin and an increase of 170 basis points over the second quarter of 2023.

•Net Income/(Loss): Net income for the second quarter of 2024 was $0.3 million, compared with net loss of $11.9 million in the second quarter of 2023.

•Adjusted EBITDA: Adjusted EBITDA for the second quarter of 2024 was $33.4 million, an increase of 34.7%, from $24.8 million in the second quarter of 2023. Adjusted EBITDA margin for the second quarter of 2024 was 31.3%, an increase of 370 basis points over the second quarter of 2023.

•Cash Flows: Operating cash flows for the second quarter of 2024 were $43.9 million. Free cash flows for the second quarter of 2024 were $42.4 million, an increase of 116.9%, from $19.6 million in the second quarter of 2023. Cash flows improved from both stronger income as well as positive working capital changes from better collections in the quarter.
•Net Loss Per Share and Non-GAAP Net Income Per Share attributable to Clearwater Analytics Holdings, Inc.: Net loss per basic and diluted share was less than $0.01 in the second quarter of 2024. Non-GAAP net income per basic share was $0.12, and non-GAAP net income per diluted share was $0.10 in the second quarter of 2024.

•Cash, cash equivalents, and investments were $297.6 million as of June 30, 2024. Total debt, net of debt issuance cost, was $47.9 million as of June 30, 2024.

Second Quarter 2024 Key Metrics Summary

•Annualized Recurring Revenue: As of June 30, 2024, annualized recurring revenue (“ARR”) reached $427.2 million, an increase of 22.2% from $349.5 million as of June 30, 2023.

ARR is calculated at the end of a period by dividing the recurring revenue in the last month of such period by the number of days in the month and multiplying by 365.

•Gross Revenue Retention Rate: As of June 30, 2024, the gross revenue retention rate was 99%, compared to 98% as of June 30, 2023.

Gross revenue retention rate represents annual contract value (“ACV”) at the beginning of the 12-month period ended on the reporting date less client attrition over the prior 12-month period, divided by ACV at the beginning of the 12-month period, expressed as a percentage. ACV is comprised of annualized recurring revenue plus contracted-not-billed revenue, which represents the estimated annual contracted revenue for new and existing client opportunities prior to revenue recognition.

•Net Revenue Retention Rate: As of June 30, 2024, the net revenue retention rate was 110%, compared to 110% as of March 31, 2024 and to 109% as of June 30, 2023.

Net revenue retention rate is the percentage of recurring revenue from clients on the platform for 12 months and includes changes from the addition, removal, or value of assets on our platform, contractual changes that have an impact to annualized recurring revenues and lost revenue from client attrition.
Recent Business Highlights

•Clearwater Analytics continued on its journey towards being a multi-product company and successfully drove cross-sell and upsell in the second quarter. Highlights include:

◦Clearwater PRISM clients, including Erste Asset Management GmbH and M&G Investments, have adopted Clearwater PRISM for enhanced client portal and reporting. Clearwater announced that Erste Asset Management GmbH, one of the leading asset managers in Central and Eastern Europe and managing €81.4 billion in assets, will leverage Clearwater PRISM to aggregate multi-asset client investment data, help increase asset flows and strengthen client service. M&G Investments, a leading international asset manager and part of M&G plc, selected Clearwater to automate investment management and regulatory reporting and support the complex needs of M&G’s global insurance clients. With a white-labeled version of Clearwater’s platform, M&G’s insurance clients will have access to an M&G web portal and rely on Clearwater PRISM for monthly report generation, providing M&G's insurance clients with a complete view of their investments and the ability to meet complex multi-basis accounting requirements.

◦A growing roster of clients use both Clearwater’s JUMP solution for OMS/PMS and Clearwater’s accounting and reconciliation solution. Clearwater Analytics announced that Galilee Asset Management ("Galilee AM") selected Clearwater Analytics as its enterprise standard for investment management. Galilee AM will deploy Clearwater Analytics to support its rapid growth and consolidate its activities after acquiring several investment management companies.

◦The Clearwater for Stable Value solution was selected by Franklin Templeton to help drive the growth of its stable value fund business. Clearwater for Stable Value will provide Franklin Templeton with scalable investment technology, daily portfolio insights, and stable value-specific capabilities to support its expansion into separate accounts and new mandates. Franklin Templeton’s team will leverage this enhanced technology to effectively handle the nuanced aspects of managing stable value funds, including complex fund structures, securities, and specialized accounting treatment.

◦Clearwater Analytics announced that AXA XL’s alternative capital team selected Clearwater to provide strategic support for a portion of its investment portfolio. As one of the world’s largest property and casualty re/insurers, AXA XL provides insurance and risk management products and services for mid-sized companies through to large multinationals, and reinsurance solutions to insurance companies globally. Clearwater was chosen for its proven reliability, accuracy, and comprehensive ability to meet their complex accounting book of record and regulatory requirements, including customized general ledger entries.

•Clearwater Analytics hosted Clearwater Connect in London in the second quarter, where attendees gained valuable insight from top leaders in the industry, connected with over 150+ of their peers from around the world, and participated in expert-led discussions on topics such as trends in alternative investing, navigating regulations, managing investments in turbulent times and more. Clearwater announced the winners of its Client Awards, highlighting teams and firms that have achieved growth and operational excellence in investment accounting with Clearwater’s award-winning investment accounting platform. Company winners included Aegon AM, Antares, Aviva, Resolution Re, and RiverStone International.

•On the heels of our successful Clearwater Connect users’ conference, the Company plans to host another Clearwater Connect in Boise on September 17-18, 2024, where current and prospective users will have the opportunity to significantly enhance their knowledge of the world’s most comprehensive investment management, accounting, and reporting solutions.

•Clearwater Analytics published its 2024 Insurance Investment Outsourcing Report ("2024 IIOR"), the eleventh annual 'Yellow Pages' of insurance-focused asset managers and a go-to resource for insurance firms outsourcing investment management. The 2024 IIOR includes 70 asset managers and 12 investment consultants, the latter which are new for this year. This report is highly regarded in the industry and leveraged by numerous insurers to identify asset managers and consultants who focus on their space. The report shows the outsourcing trend continues to grow with $3.6 trillion in insurance AUM reported, and over $900 million of consultant assets under advisement.

•Clearwater Analytics announced the release of its 2024 State of Alternatives study. The report, encompassing over 230 executive participants from sectors including insurance, wealth and asset management, corporate and government entities, pensions and endowments with $10 trillion in assets under management (AUM), delivers an overview of the emerging trends, opportunities and challenges related to alternative investments. The 2024 State of Alternatives study highlighted key factors and developments — including that 55% of institutional investors plan to boost their alternative investments — that will shape the alternatives landscape over the short-, medium- and long- term. Per the study, respondents were unanimous about needing better resources and technology to efficiently manage alternative investments and mitigate the impact of regulatory and operational challenges.

•Clearwater Analytics won the RegTech Insight Europe Awards 2024 for Best ESG Regulatory Solution. This recognition highlights Clearwater’s commitment to simplifying ESG data collection, data analysis, risk management, disclosure and reporting for its growing base of global clients.

Third Quarter and Full Year 2024 Guidance

	Third Quarter 2024	Full Year 2024
Revenue	$113 million to $114 million	$442 million to $444 million
Year-over-Year Growth %	~19% to 20%	~20% to 21%
Adjusted EBITDA	$36 million	$140 million
Adjusted EBITDA Margin %	~32%	~32%
Total Equity-based compensation expense and related payroll taxes		~$106 million
Depreciation and Amortization		~$12 million
Non-GAAP effective tax rate		25%
Diluted non-GAAP share count		~258 million

Certain components of the guidance given above are provided on a non-GAAP basis only without providing a reconciliation to guidance provided on a GAAP basis. Information is presented in this manner because the preparation of such a reconciliation could not be accomplished without “unreasonable efforts.” The Company does not have access to certain information that would be necessary to provide such a reconciliation, including non-recurring items that are not indicative of the Company’s ongoing operations. The Company does not believe that this information is likely to be significant to an assessment of the Company’s ongoing operations.

Conference Call Details

Clearwater Analytics will hold a conference call and webcast on July 31, 2024, at 5:00 p.m. Eastern time to discuss second quarter 2024 financial results, provide a general business update, and respond to analyst questions.
A live webcast of the call will also be available on the Company’s investor relations website. Please visit investors.clearwateranalytics.com at least fifteen minutes prior to the start of the event to register, download and install any necessary audio software.
If you are unable to participate live, a replay of the webcast will be available following the conference call on the Company’s investor relations website, along with the earnings press release, and related financial tables.
About Clearwater Analytics

Clearwater Analytics (NYSE: CWAN), a global, industry-leading SaaS solution, automates the entire investment lifecycle. With a single instance, multi-tenant architecture, Clearwater offers award-winning investment portfolio planning, performance reporting, data aggregation, reconciliation, accounting, compliance, risk, and order management. Each day, leading insurers, asset managers, corporations, and governments use Clearwater’s trusted data to drive efficient, scalable investing on more than $7.3 trillion in assets spanning traditional and alternative asset types. Additional information about Clearwater can be found at clearwateranalytics.com.

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Investor Contact:
Joon Park | +1 415-906-9242 | investors@clearwateranalytics.com
Media Contact:
Claudia Cahill | +1 703-728-1221 | press@clearwateranalytics.com
Use of non-GAAP Information

This press release contains certain non-GAAP measures, including non-GAAP gross profit, non-GAAP gross margin, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net income, non-GAAP net income per basic and diluted share, non-GAAP effective tax rate, diluted non-GAAP share count and free cash flow.

The non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. However, the Company believes that this non-GAAP information is useful as an additional means for investors to evaluate its operating performance, when reviewed in conjunction with its GAAP financial statements. These measures should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP, and because these amounts are not determined in accordance with GAAP, they should not be used exclusively in evaluating the Company's business and operations. In addition, undue reliance should not be placed upon non-GAAP or operating information because this information is neither standardized across companies nor subjected to the same control activities and audit procedures that produce the Company's GAAP financial results.

The Company's non-GAAP statement of operations measures, including non-GAAP gross profit, non-GAAP gross margin, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net income, non-GAAP net income per basic and diluted share, non-GAAP effective tax rate, diluted non-GAAP share count and free cash flow, are adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of its ongoing operations. These adjusted measures exclude the impact of share-based compensation and eliminate potential differences in results of operations between periods caused by factors such as financing and capital structures, taxation positions or regimes, restructuring, transaction expenses, impairment and other charges.
Please refer to the reconciliations of these measures below to what the Company believes are the most directly comparable measures evaluated in accordance with GAAP.
Use of Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning the Company's possible or assumed future results of operations, business strategies, technology developments, financing and investment plans, dividend policy, competitive position, industry, economic and regulatory environment, potential growth opportunities and the effects of competition. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “aim,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms, but are not the exclusive means of identifying such statements.

Forward-looking statements involve known and unknown risks, uncertainties, and other factors, many of which are beyond Clearwater Analytics’ control, that may cause the Company's actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties may cause actual results to differ materially from Clearwater Analytics’ current expectations and include, but are not limited to, the Company's ability to keep pace with rapid technological change and market developments, including artificial intelligence, competitors in its industry, the possibility that market volatility, a downturn in economic conditions or other factors may cause negative trends or fluctuations in the value of the assets on the Company’s platform, the Company's ability to manage growth, the Company's ability to attract and retain skilled employees, the possibility that the Company's solutions fail to perform properly, disruptions and failures in the Company's and third parties’ computer equipment, cloud-based services, electronic delivery systems, networks and telecommunications systems and infrastructure, the failure to protect the Company, its customers’ and/or its vendors’ confidential information and/or intellectual property, claims of infringement of others’ intellectual property, factors related to the Company's ownership structure and status as a “controlled company” as well as other risks and uncertainties detailed in Clearwater Analytics’ periodic public filings with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed on February 29, 2024, and in other periodic reports filed by Clearwater Analytics with the SEC. These filings are available at www.sec.gov and on Clearwater Analytics’ website.

Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent management’s beliefs and assumptions only as of the date of this press release and should not be relied upon as representing Clearwater Analytics’ expectations or beliefs as of any date subsequent to the time they are made. Clearwater Analytics does not undertake to and specifically declines any obligation to update any forward-looking statements that may be made from time to time by or on behalf of Clearwater Analytics.
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Clearwater Analytics Holdings, Inc.
Consolidated Balance Sheets
(In thousands, except share amounts and per share amounts, unaudited)

	June 30		December 31
	2024		2023
Assets
Current assets:
Cash and cash equivalents	$190,095		$221,765
Short-term investments	67,819		74,457
Accounts receivable, net	97,220		92,091
Prepaid expenses and other current assets	27,577		27,683
Total current assets	382,711		415,996
Property and equipment, net	15,158		15,349
Operating lease right-of-use assets, net	28,084		22,554
Deferred contract costs, non-current	5,845		6,439
Intangible assets, net	34,607		26,132
Goodwill	72,245		45,338
Long-term investments	39,718		21,495
Other non-current assets	6,779		5,440
Total assets	$585,147		$558,743
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$2,962		$3,062
Accrued expenses and other current liabilities	49,844		49,535
Notes payable, current portion	2,750		2,750
Operating lease liability, current portion	7,696		6,551
Tax receivable agreement liability	16,749		18,894
Total current liabilities	80,001		80,792
Notes payable, less current maturities and unamortized debt issuance costs	45,183		45,828
Operating lease liability, less current portion	21,306		16,948
Tax receivable agreement, less current portion	6,500		—
Other long-term liabilities	3,486		5,518
Total liabilities	156,476		149,086
Stockholders' Equity
Class A common stock, par value $0.001 per share; 1,500,000,000 shares authorized, 160,421,799 shares issued and outstanding as of June 30, 2024, 127,604,185 shares issued and outstanding as of December 31, 2023	160		128
Class B common stock, par value $0.001 per share; 500,000,000 shares authorized, 111,191 shares issued and outstanding as of June 30, 2024 and December 31, 2023	—		—
Class C common stock, par value $0.001 per share; 500,000,000 shares authorized, 27,424,288 shares issued and outstanding as of June 30, 2024, 32,684,156 shares issued and outstanding as of December 31, 2023	27		33
Class D common stock, par value $0.001 per share; 500,000,000 shares authorized, 58,304,726 shares issued and outstanding as of June 30, 2024, 82,955,977 shares issued and outstanding as of December 31, 2023	58		83
Additional paid-in-capital	549,580		532,507
Accumulated other comprehensive income	832		2,909
Accumulated deficit	(170,050)		(181,331)
Total stockholders' equity attributable to Clearwater Analytics Holdings, Inc.	380,607	380,607	354,329
Non-controlling interests	48,064		55,328
Total stockholders' equity	428,671	428,671	409,657
Total liabilities and stockholders' equity	$585,147		$558,743

Clearwater Analytics Holdings, Inc.
Consolidated Statements of Operations
(In thousands, except share amounts and per share amounts, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenue	$106,791	$89,879	$209,510	$174,485
Cost of revenue(1)	29,890	26,954	58,069	51,779
Gross profit	76,901	62,925	151,441	122,706
Operating expenses:
Research and development(1)	35,360	29,848	73,036	57,948
Sales and marketing(1)	15,169	14,331	31,480	29,029
General and administrative(1)	22,528	25,871	43,248	49,177
Total operating expenses	73,057	70,050	147,764	136,154
Income (loss) from operations	3,844	(7,125)	3,677	(13,448)
Interest income, net	(1,841)	(1,333)	(3,901)	(2,689)
Tax receivable agreement expense	5,915	6,573	6,201	6,678
Other income, net	(585)	(315)	(1,115)	(234)
Income (loss) before income taxes	355	(12,050)	2,492	(17,203)
Provision for (benefit from) income taxes	79	(174)	(19)	90
Net income (loss)	276	(11,876)	2,511	(17,293)
Less: Net income (loss) attributable to non-controlling interests	706	(955)	1,044	(1,988)
Net income (loss) attributable to Clearwater Analytics Holdings, Inc.	$(430)	$(10,921)	$1,467	$(15,305)

Net income (loss) per share attributable to Class A and Class D common stockholders stock:
Basic	$(0.00)	$(0.06)	$0.01	$(0.08)
Diluted	$(0.00)	$(0.06)	$0.01	$(0.08)

Weighted average shares of Class A and Class D common stock outstanding:
Basic	218,349,567	198,046,275	215,804,515	195,865,881
Diluted	218,349,567	198,046,275	254,208,965	195,865,881

(1)Amounts include equity-based compensation as follows:

Cost of revenue	$3,273	$3,248	$6,419	$5,491
Operating expenses:
Research and development	9,182	5,971	18,093	10,626
Sales and marketing	2,692	3,246	6,513	7,211
General and administrative	9,711	16,105	18,058	28,442
Total equity-based compensation expense	$24,858	$28,570	$49,083	$51,770

Clearwater Analytics Holdings, Inc.
Consolidated Statements of Cash Flows
(In thousands, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
OPERATING ACTIVITIES
Net income (loss)	$276	$(11,876)	$2,511	$(17,293)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	2,941	2,412	5,491	4,860
Noncash operating lease cost	2,312	1,917	4,545	3,769
Equity-based compensation	24,858	28,570	49,083	51,770
Amortization of deferred contract acquisition costs	1,196	1,150	2,413	2,351
Amortization of debt issuance costs, included in interest expense	70	69	140	139
Deferred tax benefit	(970)	(174)	(1,992)	(210)
Accretion of discount on investments	(602)	(380)	(1,177)	(396)
Realized (gain) loss on investments	24	(18)	24	(89)
Changes in operating assets and liabilities:
Accounts receivable, net	(42)	(3,759)	(4,718)	(9,898)
Prepaid expenses and other assets	3,105	1,046	(1,093)	(540)
Deferred contract acquisition costs	(1,024)	(701)	(1,771)	(1,287)
Accounts payable	271	395	335	100
Accrued expenses and other liabilities	5,256	(4,410)	(4,183)	(11,204)
Tax receivable agreement liability	6,199	6,895	4,355	7,000
Net cash provided by operating activities	43,870	21,136	53,963	29,072
INVESTING ACTIVITIES
Purchases of property and equipment	(1,454)	(1,576)	(2,947)	(3,293)
Purchase of held to maturity investments	(3,009)	—	(3,009)	—
Purchases of available-for-sale investments	(35,493)	(57,523)	(67,390)	(91,684)
Proceeds from sale of available-for-sale investments	—	3,960	—	5,950
Proceeds from maturities of investments	38,307	2,000	59,842	3,242
Acquisition of business, net of cash acquired	(40,121)	—	(40,121)	—
Payment of initial direct costs for operating leases	(104)	—	(104)	—
Net cash used in investing activities	(41,874)	(53,139)	(53,729)	(85,785)
FINANCING ACTIVITIES
Proceeds from exercise of options	5	486	109	3,179
Taxes paid related to net share settlement of equity awards	(4,307)	(1,172)	(33,081)	(8,447)
Repayments of borrowings	—	(687)	(688)	(1,374)
Payment of business acquisition holdback liability	—	—	(780)	—
Proceeds from employee stock purchase plan	2,795	2,595	2,795	2,595
Tax distributions	—	—	(8)	—
Net cash used in financing activities	(1,507)	1,222	(31,653)	(4,047)
Effect of exchange rate changes on cash and cash equivalents	(38)	152	(251)	252
Change in cash and cash equivalents during the period	451	(30,629)	(31,670)	(60,508)
Cash and cash equivalents, beginning of period	189,644	220,845	221,765	250,724
Cash and cash equivalents, end of period	$190,095	$190,216	$190,095	$190,216
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$851	$870	$1,762	$2,220
Cash paid for income taxes	$144	$759	$590	$1,068
NON-CASH INVESTING AND FINANCING ACTIVITIES
Purchase of property and equipment included in accounts payable and accrued expense	$55	$1	$55	$1
Tax distributions payable to Continuing Equity Owners included in accrued expenses	$3,209	$3,994	$3,209	$3,994

Clearwater Analytics Holdings, Inc.
Reconciliation of Net Loss to Adjusted EBITDA
(In thousands, unaudited)

	Three Months Ended June 30,
	2024		2023
	(in thousands, except percentages)
Net income (loss)	$276	0%	$(11,876)	(13%)
Adjustments:
Interest income, net	(1,841)	(2%)	(1,333)	(1%)
Depreciation and amortization	2,941	3%	2,412	3%
Equity-based compensation expense and related payroll taxes	25,151	24%	28,685	32%
Tax receivable agreement expense	5,915	6%	6,573	7%
Transaction expenses	875	1%	257	0%
Other expenses(1)	131	0%	108	0%
Adjusted EBITDA	33,448	31%	24,826	28%
Revenue	$106,791	100%	$89,879	100%

	Six Months Ended June 30,
	2024		2023
	(in thousands, except percentages)
Net income (loss)	$2,511	1%	$(17,293)	(10%)
Adjustments:
Interest income, net	(3,901)	(2%)	(2,689)	(2%)
Depreciation and amortization	5,491	3%	4,860	3%
Equity-based compensation expense and related payroll taxes	53,632	26%	53,192	30%
Tax receivable agreement expense	6,201	3%	6,678	4%
Transaction expenses	1,678	1%	1,550	1%
Other expenses(1)	38	0%	1,069	1%
Adjusted EBITDA	65,650	31%	47,367	27%
Revenue	$209,510	100%	$174,485	100%
(1) Other expenses include gain on investments, management fees to our investors, income taxes, and foreign exchange gains and losses.

	Three Months Ended June 30,			Six Months Ended June 30,
	2024	2023		2024	2023
	(in thousands)
Amortization of prepaid management fees and reimbursable expenses	637	597		1,172	1,213
Provision for (benefit from) income tax expense	79	(174)		(19)	90
Other income, net	(585)	(315)		(1,115)	(234)
Total other expenses	$131	$108	$108	$38	$1,069

Clearwater Analytics Holdings, Inc.
Reconciliation of Free Cash Flow
(In thousands, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net cash provided by operating activities	$43,870	$21,136	$53,963	$29,072
Less: Purchases of property and equipment	1,454	1,576	2,947	3,293
Free Cash Flow	$42,416	$19,560	$51,016	$25,779

Clearwater Analytics Holdings, Inc.
Reconciliation of Non-GAAP Information
(In thousands, except share amounts and per share amounts, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenue	$106,791	$89,879	$209,510	$174,485

Gross profit	$76,901	$62,925	$151,441	$122,706
Adjustments:
Equity-based compensation expense and related payroll taxes	3,318	3,260	6,840	5,735
Depreciation and amortization	2,494	1,930	4,596	3,903
Gross profit, non-GAAP	$82,713	$68,115	$162,877	$132,344
As a percentage of revenue, non-GAAP	77%	76%	78%	76%

Cost of Revenue	$29,890	$26,954	$58,069	$51,779
Adjustments:
Equity-based compensation expense and related payroll taxes	3,318	3,260	6,840	5,735
Depreciation and amortization	2,494	1,930	4,596	3,903
Cost of revenue, non-GAAP	$24,078	$21,764	$46,633	$42,141
As a percentage of revenue, non-GAAP	23%	24%	22%	24%

Research and development	$35,360	$29,848	$73,036	$57,948
Adjustments:
Equity-based compensation expense and related payroll taxes	9,306	6,028	21,180	11,147
Depreciation and amortization	164	253	365	531
Research and development, non-GAAP	$25,890	$23,567	$51,491	$46,270
As a percentage of revenue, non-GAAP	24%	26%	25%	27%

Sales and marketing	$15,169	$14,331	$31,480	$29,029
Adjustments:
Equity-based compensation expense and related payroll taxes	2,772	3,262	6,941	7,587
Depreciation and amortization	155	145	290	298
Sales and marketing, non-GAAP	$12,242	$10,924	$24,249	$21,144
As a percentage of revenue, non-GAAP	11%	12%	12%	12%

General and administrative	$22,528	$25,871	$43,248	$49,177
Adjustments:
Equity-based compensation expense and related payroll taxes	9,755	16,135	18,671	28,723
Depreciation and amortization	128	84	240	128
Amortization of prepaid management fees and reimbursable expenses	637	597	1,172	1,213
Transaction expenses	875	257	1,678	1,550
General and administrative, non-GAAP	$11,133	$8,798	$21,487	$17,563

As a percentage of revenue, non-GAAP	10%	10%	10%	10%

Loss from operations	$3,844	$(7,125)	$3,677	$(13,448)
Adjustments:
Equity-based compensation expense and related payroll taxes	25,151	28,685	53,632	53,192
Depreciation and amortization	2,941	2,412	5,491	4,860
Amortization of prepaid management fees and reimbursable expenses	637	597	1,172	1,213
Transaction expenses	875	257	1,678	1,550
Income from operations, non-GAAP	$33,448	$24,826	$65,650	$47,367
As a percentage of revenue, non-GAAP	31%	28%	31%	27%

Net income (loss)	$276	$(11,876)	$2,511	$(17,293)
Adjustments:
Equity-based compensation expense and related payroll taxes	25,151	28,685	53,632	53,192
Depreciation and amortization	2,941	2,412	5,491	4,860
Tax receivable agreement expense	5,915	6,573	6,201	6,678
Amortization of prepaid management fees and reimbursable expenses	637	597	1,172	1,213
Transaction expenses	875	257	1,678	1,550
Tax impacts of adjustments to net income (loss)(1)	(8,968)	(6,619)	(17,667)	(12,570)
Net income, non-GAAP	$26,827	$20,029	$53,018	$37,630
As a percentage of revenue, non-GAAP	25%	22%	25%	22%

Net income per share - basic, non-GAAP	$0.12	$0.10	$0.25	$0.19
Net income per share - diluted, non-GAAP	$0.10	$0.08	$0.21	$0.15

Weighted-average common shares outstanding - basic	218,349,567	198,046,275	215,804,515	195,865,881
Weighted-average common shares outstanding - diluted	256,090,273	252,249,228	254,208,965	256,412,731
(1)The non-GAAP effective tax rate was 25% for the three and six months ended June 30, 2024 and 2023, respectively, and has been used to adjust the provision for income taxes for non-GAAP net income and non-GAAP basic and diluted net income per share.